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IDS Selective Fund, Inc.
File No. 2-10700/811-499

                           EXHIBIT INDEX


Exhibit 9b:                Transfer Agency Agreement dated January 1, 1998

Exhibit 10:                Opinion and Consent of Counsel

Exhibit 11:                Consent of Independent Auditors

Exhibit 17:                Financial Data Schedules

Exhibit 19a:               Directors/Trustees Power of Attorney dated January 7,
                           1998

Exhibit 19c:               Trustees Power of Attorney dated January 7, 1998